UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYDRA INDUSTRIES ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

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HYDRA INDUSTRIES ACQUISITION CORP.
c/o Hydra Management LLC
250 West 57th Street, Suite 2223
New York, New York 10107

To the Stockholders of Hydra Industries Acquisition Corp.:

You are cordially invited to attend the 2015 annual meeting of stockholders (the “Annual Meeting”) of Hydra Industries Acquisition Corp. (the “Company”) to be held on Thursday, December 10, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015;
3.	To hold an advisory vote on compensation to our named executive officers;
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and
5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF COMPENSATION TO OUR NAMED EXECUTIVE OFFICERS, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on November 9, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ A. Lorne Weil Chairman of the Board of Directors	/s/ Martin E. Schloss General Counsel and Secretary

This proxy statement is dated November 12, 2015
and is being mailed with the form of proxy on or shortly after November 12, 2015.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

HYDRA INDUSTRIES ACQUISITION CORP.
c/o Hydra Management LLC
250 West 57th Street, Suite 2223
New York, New York 10107

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 10, 2015

To the Stockholders of Hydra Industries Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2015 annual meeting of stockholders (the “Annual Meeting”) of Hydra Industries Acquisition Corp., a Delaware corporation (the “Company”), will be held on Thursday, December 10, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015;
3.	To hold an advisory vote on compensation to our named executive officers;
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation; and
5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 9, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.hydraspac.com.

By Order of the Board,

/s/ A. Lorne Weil Chairman of the Board of Directors	/s/ Martin E. Schloss General Counsel and Secretary

i

HYDRA INDUSTRIES ACQUISITION CORP.
c/o Hydra Management LLC
250 West 57th Street, Suite 2223
New York, New York 10107

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, December 10, 2015, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Hydra Industries Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, December 10, 2015 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 12, 2015.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2015.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect three directors to serve as Class I directors on the Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015;
3.	To hold an advisory vote on compensation to our named executive officers; and
4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director, “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm, “FOR” the approval of compensation to named executive officers and “THREE YEARS” for frequency of future stockholder advisory votes on executive compensation.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 9, 2015 are entitled to vote at the Annual Meeting. As of the Record Date, there were 10,000,000 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On November 9, 2015, there were 10,000,000 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of November 9, 2015 must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 5,000,001 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint A. Lorne Weil, our Chairman, and Martin E. Schloss, our General Counsel and Secretary, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Weil and Mr. Schloss to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals One, Three, Four and Five are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Marcum LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to approve the advisory vote on executive compensation?

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Because this vote is advisory, it will not be binding on the Compensation Committee or the Company. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to determine the frequency of future advisory votes on executive compensation?

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Because this vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making a decision regarding the frequency of future votes on executive compensation. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the

Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our “Hydra sponsor” are to Hydra Industries Sponsor LLC, a Delaware limited liability company, an affiliate of A. Lorne Weil, our Chairman and Chief Executive Officer.

References throughout this proxy statement to our “sponsors” are to our Hydra sponsor and to MIHI LLC (“MIHI”), a Delaware corporation and a subsidiary of Macquarie Group Limited (ASX:MQG).

Who can help answer my questions?

You can contact our General Counsel and Secretary, Martin E. Schloss, Esq., at (646) 565-3861 or by sending a letter to Mr. Schloss at the offices of the Company at c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Hydra Industries Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, December 10, 2015, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Thursday, December 10, 2015, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect three directors to serve as Class I directors on the Board until the 2017 annual meeting of stockholders or until their successors are elected and qualified;
•	To ratify the selection by our Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015;
•	To hold an advisory vote on compensation to our named executive officers; and
•	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 9, 2015, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 10,000,000 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 5,000,001 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

The approval on an advisory basis of the compensation to our named executive officers requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast at the Annual Meeting will be deemed to be the frequency selected by stockholders.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman and the Secretary to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Weil and Mr. Schloss.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm, “FOR” the approval on an advisory basis of the compensation to our named executive officers and “THREE YEARS” on the frequency of future votes on executive compensation and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our General Counsel and Secretary, Martin E. Schloss, at (646) 565-3861.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Hydra Industries Acquisition Corp., c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, NY 10107) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Hydra Industries Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Hydra Industries Acquisition Corp., c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107. Our telephone number at such address is (646) 565-3861.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
A. Lorne Weil(a)	69	Chairman of the Board of Directors and Chief Executive Officer
George Peng	45	Executive Vice President and Chief Financial Officer
Martin E. Schloss	69	Executive Vice President, General Counsel and Secretary
Jonathan S. Miller(b)(c)(d)	44	Director
Kenneth Shea(b)	57	Director
M. Brent Stevens(b)(c)(d)	54	Director
Stephen Dannhauser(a)(c)(d)	65	Director

(a)	Class II director (to serve until the annual meeting of stockholders in 2016)
(b)	Class I director (to serve until the annual meeting of stockholders in 2015)
(c)	Member of Audit Committee
(d)	Member of Compensation Committee

A. Lorne Weil, our Chairman and Chief Executive Officer since our inception, has been a principal of Hydra Management, an investment vehicle formed by Mr. Weil, since September 2014. Mr. Weil was Chairman of the Board of Scientific Games Corporation (and its predecessor Autotote Corporation) from October 1991 to November 2013. Mr. Weil also served as the Chief Executive Officer of Scientific Games Corporation (and its predecessor Autotote Corporation) from 1992 to 2008 and from November 2010 to November 2013 (Mr. Weil had retired in 2008) and as the President from August 1997 to June 2005. Under Mr. Weil’s stewardship, the company made a number of significant acquisitions and joint ventures, including the privatization of the off-track betting operations of the State of Connecticut, and the acquisitions of Scientific Games Holdings Corp., IGT Online Entertainment Systems, Global Draw and WMS Industries, and the privatization of the Illinois, New Jersey and Italian lotteries. Prior to joining Scientific Games, Mr. Weil was President of Lorne Weil, Inc., a firm he founded which provided strategic planning and corporate development services to technology-based industries, a role he maintained from 1979 to November 1992. From 1974 to 1979, Mr. Weil was Vice President — Corporate Development at General Instrument Corporation. From 1970 to 1974, Mr. Weil was a manager with the Boston Consulting Group. Mr. Weil received his undergraduate degree from the University of Toronto, an M.S. degree from the London School of Economics and an M.B.A. from Columbia University, where he served for more than 10 years on the Board of Overseers. From 2011 to 2013, Mr. Weil was a director of Avantair Inc. In 2012, Mr. Weil was the sponsor and Chairman of the Board of Andina Acquisition Corp, a NASDAQ-listed blank check company. Mr. Weil is currently the Non-Executive Chairman of the Board of the successor entity, Tecnoglass Inc. Mr. Weil is also a significant stockholder and former director of Sportech Plc, a United Kingdom-based sports betting company listed on the London Stock Exchange. We believe Mr. Weil is well-qualified to serve as a member of our board of directors due to his extensive business experience in strategic planning and corporate development, his experience successfully overseeing the IPO of Andina and its subsequent merger with Tecnoglass, the contacts he has fostered over the course of his extensive career, as well as his vast operational experience.

George Peng, our Chief Financial Officer since August 2015, has been a principal of Hydra Management since October 2014. Previously, Mr. Peng was an employee of Highpoint Associates, a firm that served as a consultant to Scientific Games Corporation, from May 2013 to April 2014, where he assisted in its integration of the acquisition of WMS Industries. Previously, from July 2001 to May 2013 Mr. Peng was a consultant primarily focused on financial planning and analysis for various industries, including retail and financial services. Previously, from June 2000 to May 2001, he was Chief Financial Officer of Girlshop, Inc., a privately-held internet apparel retailer. From August 1998 to March 2000, he was an Associate in the Investment Banking division of Credit Suisse, focusing on private equity, high yield, and leveraged lending.

Mr. Peng holds a B.A. in Economics from the University of Michigan, Ann Arbor, as well as an M.B.A. with a concentration in Finance from the Anderson School at UCLA. Mr. Peng became a CFA charterholder in 2006.

Martin E. Schloss, our Executive Vice President, General Counsel and Secretary since our inception, has been a principal of Hydra Management since September 2014. Mr. Schloss was Senior Vice President of Scientific Games Corporation, where he also served as Vice President and General Counsel, from 1992 to 2006. Mr. Schloss concentrated his efforts on the mergers and acquisitions activities of the company, including the acquisition of Scientific Games Holdings, the industry leader in the manufacture and sale of instant “scratch off” lottery tickets, in September 2000. Mr. Schloss also handled the securities offerings of the company, including both equity and debt offerings, as well as credit agreements and an $825 million debt restructuring. In addition, Mr. Schloss was also responsible for the compliance function of the company, its government relations activities and its public relations program. Prior to joining Scientific Games, Mr. Schloss was an Associate General Counsel at General Instrument Corporation (a Fortune 300 company) and Vice President and General Counsel of its Jerrold Communications division, a leading supplier of cable television equipment and technology, for a period of approximately 15 years. General Instrument owned a multi-national portfolio of companies in diversified industries, including microelectronics, semiconductors, cable television technology and computerized wagering systems for parimutuel and lottery applications. Mr. Schloss handled the acquisitions, joint ventures and financing transactions of General Instrument during his tenure. Mr. Schloss began his career at a New York law firm specializing in corporate and securities law which has since merged into Cooley LLP. He has also taught courses in the law of mergers and acquisitions and unincorporated business associations at St. John’s University School of Law. He holds a B.A. degree, cum laude, from the University of Rochester and a J.D. degree from New York University School of Law, where he was an editor of the Law Review.

Jonathan S. Miller, our director since October 24, 2014, is currently a Senior Managing Director at CDG Group, LLC, where he provides restructuring advisory, turnaround management, value enhancement and mergers and acquisition services to companies, private equity firms, banks and investment funds. Mr. Miller worked as a certified public accountant at Coopers & Lybrand LLP from 1993 to 1996. Prior to joining CDG Group, LLC, Mr. Miller worked in the investment banking department at Bear, Stearns & Co. Inc. from 1998 to 2008, most recently as a Managing Director in the Leveraged Finance and Financial Sponsor Coverage Group. Mr. Miller also worked at Fifth Street Finance Corp. from 2008 to 2009, a publicly traded business development company that provides debt and equity capital primarily to middle market private equity firms in the context of completing leveraged buyout transactions. Mr. Miller has a B.S. in Accounting from New York University, as well as an M.B.A. with a concentration in Finance from the Wharton School of the University of Pennsylvania. We believe Mr. Miller is qualified to serve as a member of our board of directors due to his extensive experience with corporate finance, capital markets and accounting, and due to his relationships with companies across a variety of industries and debt and equity investors.

Kenneth Shea, our director since October 24, 2014, is currently a Senior Managing Director at Guggenheim Securities. Mr. Shea is serving as a director in his personal capacity and not as a representative of Guggenheim Securities, LLC or any of its affiliates. Mr Shea joined Guggenheim Securities in September 2014 to develop the Firm’s Real Estate, Gaming and Leisure Investment Banking practices. Previously, Mr. Shea served as the President of Coastal Capital Management LLC, an affiliate of Coastal Development, LLC, a New York — based, privately-held developer of resort destinations, luxury hotels and casino gaming facilities from September 2009 to September 2014. Prior to joining Coastal, from July 2008 to August 2009, Mr. Shea was a Managing Director for Icahn Capital LP, where Mr. Shea had responsibility for principal investments in the gaming and leisure industries. From 1996 to 2008, Mr. Shea was employed by Bear, Stearns & Co., Inc., where he was a Senior Managing Director and global head of the Gaming and Leisure investment banking department. Mr. Shea holds a Bachelor of Arts in Economics, magna cum laude, from Boston College and an M.B.A. from the University of Virginia’s Darden School. Mr. Shea currently serves on the board of directors of CVR Refining, LP, and on the board of directors of Equity Commonwealth. We believe Mr. Shea is qualified to serve as a member of our board of directors due to his significant experience in corporate finance, mergers and acquisitions and investing, and deep knowledge of the capital markets.

M. Brent Stevens, our director since October 24, 2014, has been the Chairman and Chief Executive Officer of Peninsula Pacific LLC, an investment advisory firm, since 2012. Previously, Mr. Stevens was the Chairman and Chief Executive Officer of Peninsula Gaming Corporation, a company which he founded in 1997 and sold to Boyd Gaming Corporation in 2012. From 1990 through 2010, Mr. Stevens was a founding member of the Investment Banking Department at Jefferies & Company, holding various positions, most recently as an Executive Vice President and Head of Capital Markets. He was also a member of the firm’s Executive Committee. Mr. Stevens previously worked in the Investment Banking Department of Drexel Burnham Lambert, from 1989 to 1990 after beginning his career at KPMG from 1983 to 1987. Mr. Stevens received a Master’s in Business Administration from the Wharton School of the University of Pennsylvania and a Bachelor of Arts in accounting from the University of Southern California. We believe Mr. Stevens is qualified to serve as a member of our board of directors due to his significant experience in corporate finance, mergers and acquisitions and investing, and deep knowledge of the capital markets.

Stephen J. Dannhauser, our Macquarie sponsor director since October 24, 2014, has worked at Weil, Gotshal & Manges LLP since 1975. Mr. Dannhauser was named the firm’s executive partner in 1989 and served as its chairman from 2002 through 2012. At present, Mr. Dannhauser continues to work at Weil, Gotshal & Manges LLP in a consulting capacity. During his tenure at the law firm, Mr. Dannhauser acted in a key role in crafting and executing business strategies that expanded Weil, Gotshal & Manges LLP from its headquarters in New York to comprise 20 offices on three continents. During his tenure as chairman and executive partner, Mr. Dannhauser spent the bulk of his time overseeing the business operations of the firm, building its platform and expanding and deepening its client base. Mr. Dannhauser has been a member of the following organizations, committees and boards: The Fellows of the American Bar Foundation; Fellow of The New York Bar Foundation; ABA Law Firm Pro Bono Project Advisory Committee; The National Minority Business Council; NYC Bar Association Committee to Enhance Diversity; The Partnership for New York City; Chairman of the Board of Directors of The New York Police and Fire Widows’ and Children’s Benefit Fund; Chairman of the Board of Directors of Boys & Girls Harbor, Inc.; Member of the Board of Directors of Citizens Committee for New York City; Member of the Board of Directors of United Way of New York City; Advisory Board Member, New York Needs You; and Honorary Member of the Honor Legion of the Police Department of the City of New York. Mr. Dannhauser graduated from the State University of New York at Stony Brook (B.A. with honors, 1972), and from Brooklyn Law School (J.D. with honors in 1975), where he was a member and decisions editor of the Brooklyn Law Review (1973 – 1975). Mr. Dannhauser spends substantial time on various pro bono and philanthropic matters. We believe that Mr. Dannhauser is qualified to serve as a member of our board of directors due to his numerous directorship roles, leadership experience, and business industry contacts.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Shea, Miller, Stevens and Dannhauser are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors may schedule meetings at which only independent directors are present.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2014:

•	the Board held one meeting and acted by unanimous written consent in lieu of a meeting six times;
•	one meeting of the Audit Committee was held; and
•	no meetings of the Compensation Committee were held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2014.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107.

Messrs. Miller, Stevens and Dannhauser serve as members of our Audit Committee. Mr. Miller serves as chairman of the Audit Committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Miller, Stevens and Dannhauser are independent.

Each member of the Audit Committee is financially literate and our board of directors has determined that Mr. Miller qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
•	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
•	setting clear hiring policies for employees or former employees of the independent auditors;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent auditors describing the independent auditor’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Miller, Stevens and Dannhauser. Mr. Stevens serves as Chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;
•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Other than the $10,000 per month administrative fee payable to Hydra Management LLC, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Miller, Stevens and Dannhauser. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, Messrs. Miller, Stevens and Dannhauser are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Jonathan Miller
Brent Stevens
Stephen Dannhauser

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is also our Chairman. The Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, the Board considered, among other matters, Mr. Weil’s experience in leading businesses, including another blank check company, and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, the Board believes that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The independent directors of the Board are currently responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: Hydra Industries Acquisition Corp. c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107, Attention: Martin E. Schloss, General Counsel and Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. A copy of the code of ethics will be provided without charge upon request to us in writing at 250 West 57th Street, Suite 2223, New York, New York 10107 or by telephone at (646) 565-3861.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Commencing on October 24, 2014 through the earlier of consummation of our initial business combination and our liquidation, we agreed to pay Lorne Weil, Inc., which agreement was assigned to Hydra Management LLC, each an affiliate of our Hydra sponsor, a total of $10,000 per month for office space, utilities and secretarial support. Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees, or a salary, from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2014 there were no delinquent filers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 9, 2015 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of our common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock(2)
Hydra Industries Sponsor LLC(3)	1,186,308	11.9%
MIHI LLC(4)(5)	323,750	3.2%
A. Lorne Weil	1,186,308	11.9%
George Peng	8,899	*
Martin E. Schloss	55,114	*
Jonathan S. Miller	25,000	*
Kenneth Shea	25,000	*
M. Brent Stevens	25,000	*
Stephen J. Dannhauser(5)	25,000	*
All directors and officers as a group (7 persons)	1,656,672	16.6%
AQR Capital Management, LLC(6)	2,000,000	20.0%
Polar Securities Inc./North Pole Capital Master Fund(7)	980,300	9.8%
TD Asset Management Inc.(8)	790,000	7.9%

*	Less than 1 percent.
(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is 250 West 57th Street, Suite 2223, New York, NY 10107.
(2)	Excludes shares underlying the contingent forward purchase contract, as such shares may not be voted or disposed of by MIHI LLC within 60 days of the date of this proxy statement.
(3)	The shares held by our Hydra sponsor are beneficially owned by A. Lorne Weil, who has sole voting and dispositive power over the shares held by our Hydra sponsor. Mr. Weil, B. Luke Weil, a son of Mr. Weil, and trusts owned by Mr. Weil’s children, B. Luke Weil, Nicholas Weil, Francesca Weil, and Alexander Weil, own all of the membership interests in our Hydra sponsor. Other than Mr. Weil, none of the owners of our Hydra sponsor are on our management team.
(4)	MIHI LLC is an affiliate of Macquarie Group and Macquarie Capital (USA) Inc. The business address of MIHI LLC is c/o Macquarie Capital (USA) Inc., 125 West 55th Street, L-22, New York, NY 10019-5396.
(5)	Mr. Dannhauser disclaims beneficial ownership of shares held by MIHI LLC as he does not have control over voting or disposition of such shares. The business address of Mr. Dannhauser is 767 Fifth Avenue, New York, NY 10153.
(6)	According to Schedule 13G/A filed with the SEC on February 17, 2015 on behalf of AQR Capital Management, LLC, a Delaware company (“AQR Capital”). AQR Capital serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 13.76% of the shares held by AQR Capital Management, LLC. The business address of AQR Capital is Two Greenwich Plaza, Greenwich, CT 06830.
(7)	According to a Schedule 13G/A filed with the SEC on February 13, 2015 on behalf of Polar Securities Inc., a Canadian corporation (“Polar Securities”) and North Pole Capital Master company, a Cayman

Islands fund (“North Pole”). Polar Securities serves as investment manager to North Pole with respect to the shares held by this stockholder. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(8)	According to a Schedule 13G filed with the SEC on February 12, 2015 on behalf of TD Asset Management Inc., a Canadian corporation (“TDAM”). TDAM is a wholly-owned subsidiary of TD Bank Financial Group. The business address of this stockholder is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2, Canada.

The table above does not include the shares of common stock underlying the private placement warrants, private placement units or private placement shares held or to be held by our officers or sponsors because these securities are not exercisable within 60 days of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2014, we and each of our sponsors entered into a securities subscription agreement, pursuant to which our sponsors purchased an aggregate of 2,875,000 shares of our common stock for an aggregate purchase price of $25,000, or approximately $0.01 per share. In order that the shares held by our initial stockholders would represent 20% of the outstanding shares upon completion of our initial public offering, in October 2014, our sponsors and certain other stockholders returned to us, at no cost, an aggregate of 487,182 founder shares, which we cancelled. As a result of the underwriters’ election not to exercise their over-allotment option for our initial public offering, certain of our initial stockholders (other than our independent directors) forfeited an aggregate of 300,000 founder shares on December 8, 2014.

In July 2014, our sponsors transferred 429,000 founder shares to an affiliate of Mr. Lipkin, our former Executive Vice President, Chief Financial Officer and Chief Operating Officer, and 75,000 founder shares to an affiliate of Mr. Schloss, our Executive Vice President, General Counsel and Secretary, respectively (39,000 and 6,818 (giving effect to the cancellations discussed below) of which were subsequently forfeited, respectively). In order that the shares held by our initial stockholders would represent 20% of the outstanding shares upon completion of our initial public offering, in October 2014, Mr. Lipkin and Mr. Schloss returned to us, at no cost, 74,750 and 13,068 founder shares, respectively, which we cancelled. In addition, in October 2014, our Hydra sponsor transferred an aggregate of 22,000 founder shares to consultants of Hydra Management LLC (2,422 of which were subsequently forfeited), including 8,899 shares to George Peng, who was appointed as our Chief Financial Officer in August 2015. In addition, in October 2014 our Hydra sponsor transferred 25,000 founder shares to each of Messrs. Miller, Shea, and Stevens, our independent directors (for a total of 75,000 founder shares, none of which were subject to forfeiture), and our Macquarie sponsor transferred 25,000 founder shares to Mr. Dannhauser, our Macquarie sponsor’s director (none of which were subject to forfeiture).

Our initial stockholders have agreed not to transfer, assign or sell any of their founder shares, private placement shares or shares of our common stock underlying the rights included in the private placement units (except to our officers and directors and other persons or entities affiliated with our sponsors, each of whom will be subject to the same transfer restrictions) until the earlier to occur of: (A) one year after the completion of our initial business combination or (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, in the event our Macquarie sponsor withholds consent to consummate a business combination because of regulatory reasons or because the business combination involves a competitor to our Macquarie sponsor, its affiliates, or an entity in which our Macquarie sponsor or an affiliate has an equity interest, then our Macquarie sponsor shall be permitted to sell its founder shares (provided, that the transferee agrees to be bound by the transfer restrictions, lock-up provisions, voting obligations, registration rights and other such restrictions and rights of the founder shares), and our Hydra sponsor will use its best efforts to facilitate a sale of our Macquarie sponsor’s founder shares. Notwithstanding the foregoing, if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares, private placement shares and shares of our common stock underlying the rights included in the private placement units will be released from the lock-up.

Simultaneously with the consummation of our initial public offering on October 29, 2014, A. Lorne Weil, our Chairman and Chief Executive Officer and the managing member of our Hydra sponsor, our Macquarie sponsor, and Mr. Schloss, pursuant to a written agreement, purchased an aggregate of 7,500,000 private placement warrants for a purchase price of $0.50 per warrant in a private placement for total proceeds of $3,750,000. Each private placement warrant entitles the holder to purchase one-half of one share of our common stock at $5.75 per share. Other than transfers to our executive officers or their affiliates, the private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our sponsors until 30 days after the completion of our initial business combination.

On October 24, 2014, our Macquarie sponsor entered into a contingent forward purchase contract with us to purchase, in a private placement for gross proceeds of approximately $20,000,000 to occur concurrently with the consummation of our initial business combination, 2,000,000 units (which includes 2,000,000 rights which will be exchanged for 200,000 shares of common stock) on substantially the same terms as the sale of units in our initial public offering at $10.00 per unit, and 500,000 shares of common stock on the same terms as the sale of shares of common stock to our sponsors prior to our initial public offering. The funds from the sale of the private placement units may be used as part of the consideration to the sellers in the initial business combination; any excess funds from this private placement may be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their shares and provides us with an increased minimum funding level for the initial business combination.

The contingent forward purchase contract is subject to the following closing conditions:

•	the representations and warranties made by us in the contingent forward purchase contract shall be true and correct in all material respects;
•	all covenants, agreements and conditions contained in the contingent forward purchase contract shall have been performed by us;
•	we have obtained all blue sky law permits and qualifications required by any state for the offer and sale of the private placement securities; and
•	our Macquarie sponsor has provided its consent to the business combination, which it may withhold for any reason; provided, that if our Macquarie sponsor does not consent because of regulatory reasons or because the business combination involves a competitor to our Macquarie sponsor, its affiliates, or an entity in which our Macquarie sponsor or an affiliate has an equity interest, then we may proceed with such business combination but our Macquarie sponsor will not be obligated to settle the purchase of securities under the contingent forward purchase contract.

The holders of the founder shares, private placement shares, private placement units and private placement warrants will have registration rights to require us to register a sale of any of our securities held by them (including the shares of common stock underlying such securities) pursuant to a registration rights agreement signed on October 24, 2014. Each of our sponsors will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs in the case of the founder shares, and the private placement shares and the shares of our common stock underlying the rights included in the private placement units, upon (except to our officers and directors and other persons or entities affiliated with our sponsors, each of whom will be subject to the same transfer restrictions) until the earlier of (A) one year after the completion of our initial business combination or earlier if, subsequent to our business combination, the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and in the case of the private placement warrants and the respective common stock underlying such warrants, 30 days after the completion of our initial business combination. In the case of the private placement units and their constituent securities, we may file a registration statement immediately following the business combination. We will bear the costs and expenses of filing any such registration statements.

We have also entered into an agreement with our sponsors pursuant to which we have agreed as follows:

•	our sponsors will use best efforts so as not to permit us to enter into a contract involving amounts in excess of $25,000 (other than an underwriting agreement and our initial business combination) without the approval of one of our Hydra sponsor designees and our Macquarie sponsor designee to our board of directors;
•	our sponsors agreed to take any action necessary to ensure that, our board of directors will consist of five persons in total, two Hydra sponsor designees (one of whom is deemed by applicable rules and regulations to be an independent director), one Macquarie sponsor designee and two persons mutually selected by our sponsors who are deemed by applicable rules and regulations to be independent directors; and
•	we agree not to consummate our initial business combination without our Macquarie sponsor’s consent; provided, however, that if we fail to consummate a business combination within the required time period, and our board of directors (other than our Macquarie sponsor designee) unanimously votes in favor of a proposed business combination and our Macquarie sponsor decides to withhold its vote on such business combination (for reasons other than regulatory reasons or because the business combination involves a competitor to our Macquarie sponsor, its affiliates, or an entity in which our Macquarie sponsor or an affiliate has an equity interest), our Macquarie sponsor will be, subject to certain conditions, obligated to pay a $740,000 fee to our Hydra sponsor and the private placement warrants purchased by our Macquarie sponsor, Mr. Weil and another member of our management will expire worthless. Notwithstanding the foregoing, in the event our Macquarie sponsor withholds consent to consummate a business combination because of regulatory reasons or because the business combination involves a competitor to our Macquarie sponsor, its affiliates, or an entity in which our Macquarie sponsor or an affiliate has an equity interest, then our Macquarie sponsor is not obligated to pay the $740,000 fee, we may proceed with such business combination, our Macquarie sponsor shall be permitted to sell its private placement warrants and founder shares (provided, that the transferee agrees to be bound by the transfer restrictions, lock-up provisions, voting obligations, registration rights and other such restrictions and rights of the transferred private placement warrants and founder shares), our Hydra sponsor will use its best efforts to facilitate a sale of our Macquarie sponsor’s private placement warrants and founder shares, and the term of our Macquarie sponsor’s designee on the board of directors shall automatically terminate and such board seat shall remain vacant until filled by a successor duly appointed by our Hydra sponsor.

We entered into a letter agreement with Macquarie Capital (USA) Inc., pursuant to which we have agreed that prior to the third anniversary of the date of the letter agreement, we will engage Macquarie Capital (USA) Inc., or an affiliate of Macquarie Capital (USA) Inc. designated by it, to act, on any and all transactions with a notional value greater than $30 million, as:

•	a bookrunning managing underwriter, a bookrunning managing placement agent, or a bookrunning managing initial purchaser, as the case may be, in connection with any offering or placement of securities (including but not limited to, debt, equity, preferred and other hybrid equity securities or equity linked securities) by us or any of our subsidiaries, in each case with Macquarie Capital (USA) Inc. receiving total compensation in respect of any such transaction that is equal to or better than 40% of the total compensation received by all underwriters, placement agents, and initial purchasers, as the case may be, in connection with such transaction and not less than the compensation received by any individual underwriter, placement agent or initial purchaser, as the case may be; and

•	a financial advisor in connection with any restructuring (through a recapitalization, extraordinary dividend, stock repurchase, spin-off, joint venture or otherwise) by us or any of our subsidiaries, acquisition or disposition of a business, asset or voting securities by us or debt or equity financing or any refinancing of any portion of any financing by us or any of our subsidiaries, in each case with Macquarie Capital (USA) Inc. receiving total compensation in respect of any such transaction that is equal to or greater than 40% of the total compensation received by all financial advisors in connection with such transaction (50% in the case of the initial business combination), and not less than the compensation received by any individual financial advisor.

Macquarie Capital (USA) Inc. may decline any such engagement in its sole and absolute discretion, in which event Macquarie Capital (USA) Inc. would not be entitled to any fees from such engagement. Any engagement pursuant to the letter agreement will be on Macquarie Capital (USA) Inc.’s customary terms (including, as applicable, representations, warranties, covenants, conditions, indemnities and fees based upon the prevailing market for similar services for global, full-service investment banks), and such terms, including the amount of proposed fees of Macquarie for such engagement (but not the obligation to retain Macquarie Capital (USA) Inc.), shall be subject to the review of our Audit Committee’s policies and procedures relating to transactions that may present conflicts of interest. Macquarie Capital (USA) Inc. will not be retained to render a fairness opinion on our initial business combination.

Macquarie Capital (USA) Inc. has not yet been retained for a specific financial advisory, underwriting, capital raising or other transaction and so we are not able to quantify the fees for any such engagement. No funds will be paid out of the trust to fund any such fee payments and it is not expected that any fees would be paid prior to the consummation of a business combination. The actual amount of fees received will vary significantly based on the size of any transaction and the extent to which other investment banks are involved.

If any of our officers or directors (other than our independent directors) becomes aware of a business combination opportunity that falls within the line of business of any entity other than us to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us, or in the case of a non-compete restriction, may not present such opportunity to us at all. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. Additionally, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity, or any other analogous doctrine, will not apply to our Macquarie sponsor’s board member.

On October 24, 2014, we entered into an Administrative Services Agreement with Lorne Weil, Inc., which agreement was assigned to Hydra Management LLC effective March 5, 2015, each an affiliate of our Hydra sponsor, pursuant to which we pay a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 24 months, affiliates of our Hydra sponsor will be paid a total of $240,000 ($10,000 per month) for office space, utilities and secretarial support and will be entitled to be reimbursed for any out-of-pocket expenses.

Our sponsors, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our sponsors, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. In the event our business combination is completed, there is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On July 25, 2014, we entered into a promissory note with each of the Sponsors, whereby the Sponsors agreed to loan the Company up to an aggregate of $125,000 each (“Promissory Notes”) to be used in part for expenses incurred in connection with the Initial Public Offering. The Promissory Notes were non-interest bearing, unsecured and due at the earlier of March 31, 2015 or the closing of our initial public offering. The Promissory Notes were repaid upon the consummation of the initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, each of our sponsors has committed $250,000, for an aggregate of $500,000, in accordance with the unsecured promissory notes we will issue to our sponsors pursuant to the expense advance agreement between us and our sponsors. The funds under this commitment will be provided to us in the event that funds held outside of the trust are insufficient to fund our expenses prior to our initial business combination (including investigating and selecting a target business and other working capital requirements) and our sponsors may, but are not obligated to, loan us additional funds as may be required. If we complete an initial business combination, we expect to repay such loaned amounts out of the proceeds of the trust account released to us. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of all loans made to us may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors (other than the $500,000 in loans which our sponsors have committed to make in the aggregate) have not been determined and no written agreements exist with respect to such loans.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees, or a salary, from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Our Audit Committee must review and approve any related person transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of the company and our stockholders. A summary of such policies and procedures is as follows:

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;
•	whether there are business reasons for us to enter into the transaction;
•	whether the transaction would impair the independence of an outside director; and
•	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Shea, Stevens and Miller are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2017, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, our Audit Committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2014. A representative of Marcum LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the Form 8-K filed in connection with the closing of our initial public offering and other required filings with the SEC for the period from May 30, 2014 (inception) through December 31, 2014 totaled $80,225. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. From May 30, 2014 (inception) through December 31, 2014, we did not pay Marcum LLP any audit-related fees.

Tax Fees.  We did not pay Marcum LLP for tax planning and tax advice for the period from May 30, 2014 (inception) through December 31, 2014.

All Other Fees.  We did not pay Marcum LLP for any other services for the period from May 30, 2014 (inception) through December 31, 2014.

Our Audit Committee has determined that the services provided by Marcum LLP are compatible with maintaining the independence of Marcum LLP as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum LLP requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum LLP as our independent registered public accounting firm.

PROPOSAL THREE — APPROVAL OF EXECUTIVE COMPENSATION

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers.

Since our inception, none of our named executive officers has received any compensation (cash or non-cash) for services rendered. We do not expect to pay any compensation to our named executive officers at any time prior to the consummation of our initial business combination.

Our Board of Directors is asking you to vote on the following resolution:

“RESOLVED, that the stockholders approve the compensation policy of Hydra Industries Acquisition Corp.’s named executive officers, as disclosed under SEC rules, including the compensation disclosures included in this proxy statement.”

Required Vote

Approval of this proposal requires the affirmative “FOR” vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the foregoing resolution.

PROPOSAL FOUR — DETERMINE FREQUENCY OF STOCKHOLDER ADVISORY VOTE
REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our named executive officers. You may elect to have the vote held every three years, every two years, or every year, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. In the context of our search for an initial business combination, we believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation to our named executive officers.

OTHER MATTERS

Submission of Stockholder Proposals for the 2016 Annual Meeting

We anticipate that the 2016 annual meeting of stockholders will be held no later than December 31, 2016. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107 no later than July 17, 2016.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2016 Annual Meeting, assuming the meeting is held on or about December 9, 2016, notice of a nomination or proposal must be delivered to us no later than September 10, 2016 and no earlier than August 11, 2016. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o Hydra Management LLC, 250 West 57th Street, Suite 2223, New York, New York 10107, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Hydra Industries Acquisition Corp., 250 West 57th Street, Suite 2223, New York, New York 10107, Attn: Secretary.

HYDRA INDUSTRIES ACQUISITION CORP.

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES, “FOR” PROPOSAL TWO, “FOR” PROPOSAL THREE AND “THREE YEARS” FOR PROPOSAL FOUR.

1	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2017 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Kenneth Shea, Jonathan Miller and Brent Stevens

For All ☐	Withhold All ☐	For All Except* ☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

2	Ratification of the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015

For ☐	Against ☐	Abstain ☐
3	Advisory vote on executive compensation

For ☐	Against ☐	Abstain ☐
4	Advisory vote on the frequency of the advisory vote on executive compensation

Three Years ☐	Two Years ☐	One Year ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date , 2015

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

HYDRA INDUSTRIES ACQUISITION CORP.
c/o Hydra Management LLC
250 West 57th Street, Suite 2223
New York, New York 10107

December 10, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HYDRA INDUSTRIES ACQUISITION CORP.

The undersigned hereby appoints A. Lorne Weil and Martin E. Schloss, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Hydra Industries Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 9, 2015 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on Thursday, December 10, 2015, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR PROPOSAL TWO, FOR PROPOSAL THREE AND THREE YEARS FOR PROPOSAL FOUR. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

HYDRA INDUSTRIES ACQUISITION CORP.

This Proxy Statement and the 2014 Annual Report on Form 10-K are available at:

http://www.hydraspac.com.